 Sep-2001                           1996-C                              Page 1

                                                                  Exhibit 99.9

                  MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           SERIES 1996-C
                 CC MASTER CREDIT CARD TRUST II (Formerly Chevy
                   Chase Master Credit Card Trust II)

 RECEIVABLES
 -----------

 Beginning of the Month Principal Receivables:               $2,930,612,861.53
 Beginning of the Month Finance Charge Receivables:          $  154,076,978.70
 Beginning of the Month Discounted Receivables:              $            0.00
 Beginning of the Month Total Receivables:                   $3,084,689,840.23

 Removed Principal Receivables:                              $            0.00
 Removed Finance Charge Receivables:                         $            0.00
 Removed Total Receivables:                                  $            0.00

 Additional Principal Receivables:                           $            0.00
 Additional Finance Charge Receivables:                      $            0.00
 Additional Total Receivables:                               $            0.00

 Discounted Receivables Generated this Period:               $            0.00

 End of the Month Principal Receivables:                     $2,846,311,830.52
 End of the Month Finance Charge Receivables:                $  159,595,970.84
 End of the Month Discounted Receivables:                    $            0.00
 End of the Month Total Receivables:                         $3,005,907,801.36

 Special Funding Account Balance                             $            0.00
 Aggregate Invested Amount (all Master Trust II Series)      $1,931,000,000.00
 End of the Month Transferor Amount                          $  915,311,830.52
 End of the Month Transferor Percentage                                  32.16%

 DELINQUENCIES AND LOSSES
 ------------------------

 End of the Month Delinquencies:

      30-59 Days Delinquent                                  $   68,610,185.84
      60-89 Days Delinquent                                  $   48,242,481.56
      90+ Days Delinquent                                    $   90,182,416.26

      Total 30+ Days Delinquent                              $  207,035,083.66
      Delinquent Percentage                                               6.89%

 Defaulted Accounts During the Month                         $   19,915,707.60
 Annualized Default Percentage                                            8.15%

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Sep-2001                         1996-C                                   Page 2


Principal Collections                                           $327,666,317.47
Principal Payment Rate                                                    11.18%

Total Payment Rate                                                        11.98%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                            $184,500,000.00
     Class B Initial Invested Amount                            $ 19,125,000.00
     Class C Initial Invested Amount                            $ 21,375,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $225,000,000.00

     Class A Invested Amount                                    $246,000,000.00
     Class B Invested Amount                                    $ 25,500,000.00
     Class C Invested Amount                                    $ 28,500,000.00
                                                                ---------------
INVESTED AMOUNT                                                 $300,000,000.00

     Class A Adjusted Invested Amount                           $246,000,000.00
     Class B Adjusted Invested Amount                           $ 25,500,000.00
     Class C Adjusted Invested Amount                           $ 28,500,000.00
                                                                ---------------
ADJUSTED INVESTED AMOUNT                                        $300,000,000.00

PREFUNDED AMOUNT                                                $          0.00

FLOATING ALLOCATION PERCENTAGE                                            10.24%
PRINCIPAL ALLOCATION PERCENTAGE                                           10.24%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                $ 33,542,436.35

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                   $  4,277,149.35

MONTHLY SERVICING FEE                                           $    375,000.00

INVESTOR DEFAULT AMOUNT                                         $  2,038,724.52

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Sep-2001                         1996-C                                   Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                           $3,814,762.45
     Other Amounts                                                $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $3,814,762.45

     Class A Monthly Interest                                     $  694,061.67
     Class A Servicing Fee                                        $  307,500.00
     Class A Investor Default Amount                              $1,671,754.10

TOTAL CLASS A EXCESS SPREAD                                       $1,141,446.68

CLASS A REQUIRED AMOUNT                                           $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                           $  395,432.70
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $  395,432.70

     Class B Monthly Interest                                        $76,606.25
     Class B Servicing Fee                                           $31,875.00

TOTAL CLASS B EXCESS SPREAD                                       $  286,951.45
CLASS B INVESTOR DEFAULT AMOUNT                                   $  173,291.59
CLASS B REQUIRED AMOUNT                                           $  173,291.59

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                     $   35,625.00

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        Sep-2001                         1996-C                          Page 4


        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                       $1,834,727.33

             Excess Spread Applied to Class A Required Amount             $0.00

             Excess Spread Applied to Class A Investor Charge Offs        $0.00

             Excess Spread Applied to Class B Required Amount       $173,291.59

             Excess Spread Applied to Reductions of Class B
             Invested Amount                                              $0.00

             Excess Spread Applied to Class C Required Amount       $292,043.41

             Excess Spread Applied to Reductions of Class C
             Invested Amount                                              $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee    $62,500.00


             Excess Spread Applied to Cash Collateral Account             $0.00

             Excess Spread Applied to Spread Account                      $0.00

             Excess Spread Applied to Reserve Account                     $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                    $0.00

             Excess Spread Applied to other amounts owed to
             Spread Account Residual Interest Holders                     $0.00

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                   $1,306,892.33

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 Sep-2001                         1996-C                            Page 5

     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                 $10,098,610.30

     SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1996-C                                                       $0.00

         Excess Finance Charge Collections applied to
         Class A Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                                    $0.00

         Excess Finance Charge Collections applied to
         Class B Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class B Invested Amount                           $0.00

         Excess Finance Charge Collections applied to
         Class C Required Amount                                         $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class C Invested Amount                           $0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                                     $0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor                    $0.00

         Excess Finance Charge Collections applied to
         other amounts owed to Spread Account
         Residual Interest Holders                                       $0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                       5.72%
         Base Rate (Prior Month)                                         5.88%
         Base Rate (Two Months Ago)                                      6.07%
                                                                       ------
     THREE MONTH AVERAGE BASE RATE                                       5.89%

         Portfolio Yield (Current Month)                                10.45%
         Portfolio Yield (Prior Month)                                  12.94%
         Portfolio Yield (Two Months Ago)                               11.18%
                                                                       ------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                11.52%

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     Sep-2001                         1996-C                        Page 6

     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                $33,542,436.35

     INVESTOR DEFAULT AMOUNT                                     $2,038,724.52

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                                  $0.00
         Allocable to Class B Certficates                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                    0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                          $35,581,160.87

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                        $0.00
     CLASS B INVESTOR CHARGE OFFS                                        $0.00
     CLASS C INVESTOR CHARGE OFFS                                        $0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
     PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
     PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

     CASH COLLATERAL ACCOUNT
         Required Cash Collateral Amount                         $9,000,000.00
         Available Cash Collateral Amount                        $9,000,000.00

     TOTAL DRAW AMOUNT                                                   $0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                      First USA Bank, National Association
                                      as Servicer

                                      By:  /s/ Tracie Klein
                                           --------------------------------
                                                Tracie H. Klein
                                                First Vice President